Press Release

RLJ Lodging Trust Reports Fourth Quarter
and Full Year 2019 Results

- Achieved 2019 RevPAR growth of 0.7%
- Completed sale of approximately $724 million of non-core hotels
- Repurchased 7.2 million shares for approximately $124 million since fourth quarter 2018

Bethesda, MD, February 25, 2020 – RLJ Lodging Trust (the “Company”) (NYSE: RLJ) today reported results for the three months and year ended December 31, 2019.

Fourth Quarter Highlights

•	Pro forma RevPAR decrease of 0.5%

•	Pro forma Hotel EBITDA Margin of 30.0%

•	Net income of $34.9 million

•	Adjusted EBITDA of $96.3 million

•	Adjusted FFO per diluted common share and unit of $0.41

•	Repurchased 0.7 million common shares for approximately $12.2 million

Full Year Highlights

•	Pro forma RevPAR increase of 0.7%

•	Pro forma Hotel EBITDA Margin of 31.8%

•	Net income of $129.4 million

•	Adjusted EBITDA of $462.5 million

•	Adjusted FFO per diluted common share and unit of $2.03

•	Strategically reshaped portfolio with sale of 47 non-core hotels for approximately $724 million

•	Executed Wyndham termination agreement and received $35.0 million payment

•	Refinanced $1.4 billion of debt, reducing borrowing costs and extending maturities

•	Repurchased 4.6 million common shares for approximately $77.8 million

“2019 was a transformational year for RLJ as we successfully executed on our strategic plan to reshape our portfolio, enhance operating metrics, and improve our growth profile,” commented Leslie D. Hale, President and Chief Executive Officer. “As we enter 2020, our portfolio is uniquely positioned with tangible catalysts despite choppy fundamentals. We have a fortress balance sheet, which enables us to be nimble, and significant investment capacity, which allows us to pursue multiple value creation opportunities in both the near and long-term. RLJ is well positioned to create value in all phases of the lodging cycle.”

The prefix “Pro forma” as defined by the Company, denotes operating results which include results for periods prior to its ownership and excludes sold hotels. Pro forma RevPAR and Pro forma Hotel EBITDA Margin are reported on a comparable basis and therefore exclude any hotels sold during the period and non-comparable hotels that were not open for operation or were closed for renovation for comparable periods. Explanations of EBITDA, EBITDAre, Adjusted
EBITDA, Hotel EBITDA, Hotel EBITDA Margin, FFO, and Adjusted FFO, as well as reconciliations of those measures to net income or loss, if applicable, are included within this release.

Pro forma RevPAR for the fourth quarter declined 0.5% from the comparable period in 2018. The Company's top performing markets were Louisville, Tampa, and Orlando with Pro forma RevPAR growth of 21.8%, 20.4%, and 9.0%, respectively. For the full year, the Company's top performing markets were Louisville, Austin, and Charleston with Pro forma RevPAR growth of 26.2%, 6.3%, and 5.4%, respectively.

Net Income for the fourth quarter was $34.9 million, an increase of $7.0 million from the comparable period in 2018.

Adjusted EBITDA for the fourth quarter was $96.3 million, a decrease of $17.6 million from the comparable period in 2018. For the three months ended December 31, 2018, adjusted EBITDA included $17.2 million from sold hotels.

Non-recurring items for the fourth quarter included an impairment loss of $13.5 million related to two hotel properties. The impairment loss is included in net income attributable to common shareholders but is excluded for the purpose of calculating Adjusted EBITDA and Adjusted FFO.

Financial and Operating Highlights

($ in millions, except ADR, RevPAR, and per share amounts)
(unaudited)

	For the three months ended December 31,			For the year ended December 31,
	2019	2018	Change	2019	2018	Change
Operational Overview: (1)
Pro forma ADR	$179.56	$181.72	(1.2)%	$182.96	$182.53	0.2%
Pro forma Occupancy	75.7%	75.2%	0.7%	79.0%	78.6%	0.4%
Pro forma RevPAR	$135.87	$136.62	(0.5)%	$144.51	$143.55	0.7%

Financial Overview:
Total Revenues	$347.1	$399.9	(13.2)%	$1,566.2	$1,761.2	(11.1)%
Pro forma Hotel Revenue	$342.1	$339.8	0.7%	$1,419.2	$1,398.8	1.5%

Net Income (2)	$34.9	$27.9	25.1%	$129.4	$190.9	(32.2)%

Pro forma Hotel EBITDA	$102.6	$106.0	(3.2)%	$450.7	$451.5	(0.2)%
Pro forma Hotel EBITDA Margin	30.0%	31.2%	(119) bps	31.8%	32.3%	(52) bps
Adjusted EBITDA (3)	$96.3	$113.8	(15.4)%	$462.5	$522.1	(11.4)%

Adjusted FFO	$69.3	$84.9	(18.5)%	$350.3	$395.7	(11.5)%
Adjusted FFO Per Diluted Common Share and Unit	$0.41	$0.49	(16.3)%	$2.03	$2.26	(10.2)%

Note:
(1) Pro forma statistics reflect the Company's 103 hotel portfolio as of February 25, 2020.
(2) Net Income for the three months ended December 31, 2019 and 2018, included $19.5 million and $5.1 million respectively, from sold hotels. Net Income for the year ended December 31, 2019 and 2018, included $18.1 million and $81.9 million respectively, from sold hotels.
(3) Adjusted EBITDA for the three months ended December 31, 2018 included $17.2 million from sold hotels. Adjusted EBITDA for the year ended December 31, 2019 and 2018, included $47.0 million and $106.2 million respectively, from sold hotels.

Fourth Quarter Disposition
On November 22, 2019, the Company sold five hotels in Austin, TX for a total sales price of $67.6 million. The sold portfolio included the following hotels:

•	211-room Marriott Austin South

•	152-room SpringHill Suites Austin South

•	110-room Courtyard Austin South

•	66-room Residence Inn Austin South

•	63-room Fairfield Inn & Suites Austin South

Full Year Dispositions
For the year ended December 31, 2019, the Company sold 47 properties in five separate transactions consisting of:

•21 hotel portfolio with 2,555 rooms in June 2019
•255-room Embassy Suites Myrtle Beach Oceanfront Resort and the 385-room Hilton Myrtle
Beach Resort in Myrtle Beach, SC in June 2019
•18 hotel portfolio with 2,119 rooms in August 2019
•108-room Residence Inn Columbia in September 2019
•5 hotel portfolio with 602 rooms in Austin, TX in November 2019

Share Repurchases
For the three months ended December 31, 2019, the Company repurchased 0.7 million shares of its common stock at an average price per share of $16.52 for approximately $12.2 million.

For the year ended December 31, 2019, the Company repurchased 4.6 million shares of its common stock at an average price per share of $17.01 for approximately $77.8 million.

Subsequent to year-end, the Company repurchased approximately 1.5 million shares of its common stock for approximately $24.5 million.

The Company's existing repurchase program will expire on February 29, 2020. On February 14, 2020, the Company's Board of Trustees authorized a new one year $250.0 million share repurchase program that will expire on February 28, 2021.

Balance Sheet
As of December 31, 2019, the Company had $882.5 million of unrestricted cash on its balance sheet, $600.0 million in capacity on its revolving credit facility, and $2.2 billion of debt outstanding.

The Company’s ratio of net debt to Adjusted EBITDA for the year ended December 31, 2019, was 3.1x.

Dividends
The Company’s Board of Trustees declared a cash dividend of $0.33 per common share of beneficial interest in the fourth quarter. The dividend was paid on January 15, 2020, to shareholders of record as of December 31, 2019. For the year ended December 31, 2019, the Company declared total dividends of $1.32 per common share of beneficial interest.

The Company's Board of Trustees declared a preferred dividend of $0.4875 on its Series A cumulative convertible preferred shares. The dividend was paid on January 31, 2020, to shareholders of record as of December 31, 2019. For the year ended December 31, 2019, the Company declared total dividends of $1.95 per Series A cumulative convertible preferred share.

Full Year Impact from Dispositions
The following table shows the impact of the sale of 47 non-core hotels in 2019 on Adjusted FFO and Adjusted EBITDA.

	As Reported for the Year Ended December 31, 2019		As Adjusted for the Year Ended December 31, 2019
Impact of Dispositions
Adjusted FFO	$350.3M	($46.2M)	$304.1M
Adjusted EBITDA	$462.5M	($47.0M)	$415.5M

The Company has provided the pro forma operating results of its current 103 hotel portfolio for all four quarters and full year 2019 in the pro forma supplemental presentation posted to the Company's Investor Relations website at http://investor.rljlodgingtrust.com.

2020 Outlook
The Company’s outlook includes only hotels owned as of February 25, 2020. The outlook does not incorporate the refinancing of the $475 million senior unsecured notes or any incremental share repurchases, as both are future transactions that will be influenced by market dynamics at the time of execution. Future acquisitions or dispositions are also not assumed in the Company's outlook.
For the full year 2020, the Company anticipates:

Current Outlook
Pro forma RevPAR growth	-1.5% to +0.5%
Pro forma Hotel EBITDA Margin	29.4% to 31.0%
Pro forma Consolidated Hotel EBITDA	$413.0M to $443.0M
Corporate Cash General & Administrative Expense	$35.0M to $36.0M
Adjusted EBITDA	$378.0M to $408.0M
Adjusted FFO per Diluted Share and Unit	$1.62 to $1.77

Additionally, the Company's full year 2020 outlook includes:

•	Interest expense of $88.0 million to $90.0 million

•	Capital expenditures related to renovations in the range of $90.0 million to $110.0 million

•	Cash income tax expense of $3.0 million to $4.0 million

•	Diluted weighted average common shares and units of 169.5 million

The Company's outlook for Pro forma Hotel EBITDA margin at the midpoint includes an impact of 65 basis points from increases in insurance premiums and property taxes.

For the first quarter 2020, the Company expects Pro forma Consolidated Hotel EBITDA to be between $89.0 million to $94.0 million and Adjusted EBITDA to be between $83.0 million to $88.0 million.

Earnings Call
The Company will conduct its quarterly analyst and investor conference call on February 26, 2020, at 10:00 a.m. (Eastern Time). The conference call can be accessed by dialing (877) 407-3982 or (201) 493-6780 for international participants and requesting RLJ Lodging Trust’s fourth quarter earnings conference call. Additionally, a live webcast of the conference call will be available through the Company’s website at http://www.rljlodgingtrust.com. A replay of the conference call webcast will be archived and available online through the Investor Relations page of the Company’s website.

About Us
RLJ Lodging Trust is a self-advised, publicly traded real estate investment trust that owns primarily premium-branded, high-margin, focused-service and compact full-service hotels. The Company's portfolio consists of 103 hotels with approximately 22,570 rooms, located in 23 states and the District of Columbia and an ownership interest in one unconsolidated hotel with 171 rooms.

Forward Looking Statements
The following information contains certain statements, other than purely historical information, including estimates, projections, statements relating to the Company’s business plans, objectives and expected operating results, and the assumptions upon which those statements are based, that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally are identified by the use of the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “plan,” “may,” “will,” “will continue,” “intend,” “should,” or similar expressions. Although the Company believes that the expectations reflected in such forward looking statements are based upon reasonable assumptions, beliefs, and expectations, such forward-looking statements are not predictions of future events or guarantees of future performance and the Company’s actual results could differ materially from those set forth in the forward-looking statements. Some factors that might cause such a difference include the following: the current global economic uncertainty, increased direct competition, changes in government regulations or accounting rules, changes in local, national, and global real estate conditions, declines in the lodging industry, seasonality of the lodging industry, risks related to natural disasters, such as earthquakes and hurricanes, hostilities, including future terrorist attacks or fear of hostilities that affect travel, the Company’s ability to obtain lines of credit or permanent financing on satisfactory terms, changes in interest rates, access to capital through offerings of the Company’s common and preferred shares of beneficial interest, or debt, the Company’s ability to identify suitable acquisitions, the Company’s ability to close on identified acquisitions and integrate those businesses, and inaccuracies of the Company’s accounting estimates. Given these uncertainties, undue reliance should not be placed on such statements. Except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. The Company cautions investors not to place undue reliance on these forward-looking statements and urges investors to carefully review the disclosures the Company makes concerning risks and uncertainties in the sections entitled “Risk Factors,” “Forward-Looking Statements,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report, as well as risks, uncertainties and other factors discussed in other documents filed by the Company with the Securities and Exchange Commission.

###
Additional Contacts:
Sean M. Mahoney, Executive Vice President and Chief Financial Officer – (301) 280-7774
For additional information or to receive press releases via email, please visit our website:
 http://www.rljlodgingtrust.com

RLJ Lodging Trust
Non-GAAP and Accounting Commentary

Non-Generally Accepted Accounting Principles (“Non-GAAP”) Financial Measures
The Company considers the following non-GAAP financial measures useful to investors as key supplemental measures of its performance: (1) FFO, (2) Adjusted FFO, (3) EBITDA, (4) EBITDAre, (5) Adjusted EBITDA, (6) Hotel EBITDA, and (7) Hotel EBITDA Margin. These Non-GAAP financial measures should be considered along with, but not as alternatives to, net income or loss as a measure of its operating performance. FFO, Adjusted FFO, EBITDA, EBITDAre, Adjusted EBITDA, Hotel EBITDA, and Hotel EBITDA Margin as calculated by the Company, may not be comparable to other companies that do not define such terms exactly as the Company.

Funds From Operations (“FFO”)
The Company calculates Funds from Operations ("FFO") in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which defines FFO as net income or loss (calculated in accordance with GAAP), excluding gains or losses from sales of real estate, impairment, the cumulative effect of changes in accounting principles, plus depreciation and amortization, and adjustments for unconsolidated partnerships and joint ventures. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most real estate industry investors consider FFO to be helpful in evaluating a real estate company’s operations. The Company believes that the presentation of FFO provides useful information to investors regarding the Company’s operating performance and can facilitate comparisons of operating performance between periods and between real estate investment trusts (“REITs”), even though FFO does not represent an amount that accrues directly to common shareholders.

The Company’s calculation of FFO may not be comparable to measures calculated by other companies who do not use the NAREIT definition of FFO or do not calculate FFO per diluted share in accordance with NAREIT guidance. Additionally, FFO may not be helpful when comparing the Company to non-REITs. The Company presents FFO attributable to common shareholders, which includes unitholders of limited partnership interest (“OP units”) in RLJ Lodging Trust, L.P., the Company’s operating partnership, because the OP units are redeemable for common shares of the Company. The Company believes it is meaningful for the investor to understand FFO attributable to all common shares and OP units.

EBITDA and EBITDAre
Earnings Before Interest, Taxes, Depreciation, and Amortization ("EBITDA") is defined as net income or loss excluding: (1) interest expense; (2) provision for income taxes, including income taxes applicable to sales of assets; and (3) depreciation and amortization. The Company considers EBITDA useful to an investor in evaluating and facilitating comparisons of its operating performance between periods and between REITs by removing the impact of its capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from its operating results. In addition, EBITDA is used as one measure in determining the value of hotel acquisitions and dispositions.

In addition to EBITDA, the Company presents EBITDAre in accordance with NAREIT guidelines, which defines EBITDAre as net income or loss (calculated in accordance with GAAP) excluding interest expense, income tax expense, depreciation and amortization expense, gains or losses from sales of real estate, impairment, and adjustments for unconsolidated partnerships and joint ventures. The Company believes that the presentation of EBITDAre provides useful information to investors regarding the Company's operating performance and can facilitate comparisons of operating performance between periods and between REITs.

Adjustments to FFO and EBITDA
The Company adjusts FFO, EBITDA, and EBITDAre for certain items that the Company considers either outside the normal course of operations or extraordinary. The Company believes that Adjusted FFO, Adjusted EBITDA, and Adjusted EBITDAre provide useful supplemental information to investors regarding its ongoing operating performance that, when considered with net income or loss, FFO, EBITDA, and EBITDAre, is beneficial to an investor’s understanding of its operating performance. The Company adjusts FFO, EBITDA, and EBITDAre for the following items:

•	Transaction Costs: The Company excludes transaction costs expensed during the period

•
Non-Cash Expenses: The Company excludes the effect of certain non-cash items such as the amortization of share-based compensation, non-cash income taxes, and unrealized gains and loss related to interest rate hedges

•	Other Non-Operational Expenses: The Company excludes the effect of certain non-operational expenses representing income and expenses outside the normal course of operations

Hotel EBITDA and Hotel EBITDA Margin
With respect to Consolidated Hotel EBITDA, the Company believes that excluding the effect of corporate-level expenses and certain non-cash items provides a more complete understanding of the operating results over which individual hotels and operators have direct control. The Company believes property-level results provide investors with supplemental information about the ongoing operational performance of the Company’s hotels and the effectiveness of third-party management companies.

Pro forma Consolidated Hotel EBITDA includes prior ownership information provided by the sellers of the hotels for periods prior to our acquisition of the hotels, which has not been audited and excludes results from sold hotels as applicable. Pro forma Hotel EBITDA and Pro forma Hotel EBITDA Margin exclude the results of non-comparable hotels that were under renovation or not open for the entirety of the comparable periods. The following is a summary of pro forma hotel adjustments:

Pro forma adjustments: Acquired hotels
For the years ended December 31, 2019 and 2018, respectively, no hotels were acquired.

Pro forma adjustments: Sold hotels
For the years ended December 31, 2019 and 2018, pro forma adjustments included the following sold hotels:
•Embassy Suites Boston Marlborough in February 2018

•	Sheraton Philadelphia Society Hill Hotel in March 2018

•	Embassy Suites Napa Valley in July 2018

•	DoubleTree Hotel Columbia in August 2018

•	The Vinoy Renaissance St. Petersburg Resort & Golf Club in August 2018

•	DoubleTree by Hilton Burlington Vermont in September 2018

•	Holiday Inn San Francisco - Fisherman's Wharf in October 2018
•Courtyard Austin Airport in June 2019
•Courtyard Boulder Longmont in June 2019
•Courtyard Fort Lauderdale SW Miramar in June 2019

•Courtyard Salt Lake City Airport in June 2019
•Fairfield Inn & Suites San Antonio Downtown Market in June 2019
•Hampton Inn Fort Walton Beach in June 2019
•Hampton Inn West Palm Beach Airport Central in June 2019
•Hampton Inn & Suites Clearwater St. Petersburg Ulmerton Road in June 2019
•Hampton Inn & Suites Denver Tech Center in June 2019
•Hilton Garden Inn Bloomington in June 2019
•Hilton Garden Inn Durham Raleigh Research Triangle Park in June 2019
•Hilton Garden Inn West Palm Beach Airport in June 2019
•Residence Inn Chicago Oak Brook in June 2019
•Residence Inn Detroit Novi in June 2019
•Residence Inn Fort Lauderdale Plantation in June 2019
•Residence Inn Fort Lauderdale SW Miramar in June 2019
•Residence Inn Longmont Boulder in June 2019
•Residence Inn Salt Lake City Airport in June 2019
•Residence Inn San Antonio Downtown Market Square in June 2019
•Residence Inn Silver Spring in June 2019
•SpringHill Suites Boulder Longmont in June 2019
•Embassy Suites Myrtle Beach Oceanfront Resort in June 2019
•Hilton Myrtle Beach Resort in June 2019
•Courtyard Austin Northwest Arboretum in August 2019
•Courtyard Boulder Louisville in August 2019
•Courtyard Denver West Golden in August 2019
•Courtyard Louisville Northeast in August 2019
•Courtyard South Bend Mishawaka in August 2019
•Hampton Inn Houston Galleria in August 2019
•Hyatt House Austin Arboretum in August 2019
•Hyatt House Houston Galleria in August 2019
•Hyatt House Dallas Lincoln Park in August 2019
•Hyatt House Dallas Uptown in August 2019
•Residence Inn Austin Northwest Arboretum in August 2019
•Residence Inn Austin North Parmer Lane in August 2019
•Residence Inn Boulder Louisville in August 2019
•Residence Inn Denver West Golden in August 2019
•Residence Inn Louisville Northeast in August 2019
•SpringHill Suites Austin North Parmer Lane in August 2019
•SpringHill Suites Louisville Hurstbourne North in August 2019
•SpringHill Suites South Bend Mishawaka in August 2019
•Residence Inn Columbia in September 2019
•Courtyard Austin South in November 2019
•Fairfield Inn & Suites Austin South Airport in November 2019
•Marriott Austin South in November 2019
•Residence Inn Austin South in November 2019
•SpringHill Suites Austin South in November 2019

RLJ Lodging Trust
Consolidated Balance Sheets
(Amounts in thousands, except share and per share data)
(unaudited)

	December 31, 2019	December 31, 2018
Assets
Investment in hotel properties, net	$4,614,966	$5,378,651
Investment in unconsolidated joint ventures	15,171	22,279
Cash and cash equivalents	882,474	320,147
Restricted cash reserves	44,686	64,695
Hotel and other receivables, net of allowance of $251 and $598, respectively	39,762	52,115
Lease right-of-use assets	144,358	—
Deferred income tax asset, net	51,447	44,629
Intangible assets, net	—	52,448
Prepaid expense and other assets	58,536	67,367
Total assets	$5,851,400	$6,002,331
Liabilities and Equity
Debt, net	$2,195,707	$2,202,676
Accounts payable and other liabilities	183,408	203,833
Advance deposits and deferred revenue	57,459	25,411
Lease liabilities	121,154	—
Accrued interest	3,024	7,913
Distributions payable	64,165	65,557
Total liabilities	2,624,917	2,505,390
Equity
Shareholders’ equity:
Preferred shares of beneficial interest, $0.01 par value, 50,000,000 shares authorized
Series A Cumulative Convertible Preferred Shares, $0.01 par value, 12,950,000 shares authorized; 12,879,475 shares issued and outstanding, liquidation value of $328,266, at December 31, 2019 and 2018	366,936	366,936
Common shares of beneficial interest, $0.01 par value, 450,000,000 shares authorized; 169,852,246 and 174,019,616 shares issued and outstanding at December 31, 2019 and 2018, respectively	1,699	1,740
Additional paid-in capital	3,127,982	3,195,381
Accumulated other comprehensive (loss) income	(19,514)	16,195
Distributions in excess of net earnings	(274,769)	(150,476)
Total shareholders’ equity	3,202,334	3,429,776
Noncontrolling interest:
Noncontrolling interest in consolidated joint ventures	14,065	11,908
Noncontrolling interest in the Operating Partnership	10,084	10,827
Total noncontrolling interest	24,149	22,735
Preferred equity in a consolidated joint venture, liquidation value of $45,544 at December 31, 2018	—	44,430
Total equity	3,226,483	3,496,941
Total liabilities and equity	$5,851,400	$6,002,331

Note:
The corresponding notes to the consolidated financial statements can be found in the Company’s Annual Report on Form 10-K.

RLJ Lodging Trust
Consolidated Statements of Operations
(Amounts in thousands, except share and per share data)
(unaudited)

	For the three months ended December 31,		For the year ended December 31,
	2019	2018	2019	2018
Revenues
Operating revenues
Room revenue	$286,364	$334,933	$1,317,085	$1,473,047
Food and beverage revenue	44,348	47,668	177,499	205,518
Other revenue	16,362	17,297	71,608	82,659
Total revenues	347,074	399,898	1,566,192	1,761,224
Expenses
Operating expenses
Room expense	75,341	85,231	329,077	364,820
Food and beverage expense	32,662	35,707	134,206	157,156
Management and franchise fee expense	24,421	30,377	120,797	138,143
Other operating expense	84,369	96,784	373,130	417,110
Total property operating expenses	216,793	248,099	957,210	1,077,229
Depreciation and amortization	48,929	58,212	211,584	241,641
Impairment loss	13,500	—	13,500	—
Property tax, insurance and other	28,692	30,641	119,287	135,059
General and administrative	11,065	11,136	45,252	49,195
Transaction costs	438	(123)	1,211	2,057
Total operating expenses	319,417	347,965	1,348,044	1,505,181
Other income	304	276	1,242	2,791
Interest income	3,785	1,552	8,720	4,891
Interest expense	(22,662)	(22,870)	(91,295)	(101,643)
Gain (loss) on sale of hotel properties, net	16,572	(2,016)	(9,300)	30,941
(Loss) gain on extinguishment of indebtedness, net	(214)	(14)	(214)	5,996
Income before equity in income (loss) from unconsolidated joint ventures	25,442	28,861	127,301	199,019
Equity in income (loss) from unconsolidated joint ventures	1,245	(1)	(1,673)	636
Income before income tax benefit (expense)	26,687	28,860	125,628	199,655
Income tax benefit (expense)	8,225	(942)	3,751	(8,793)
Net income	34,912	27,918	129,379	190,862
Net (income) loss attributable to noncontrolling interests:
Noncontrolling interest in consolidated joint ventures	(70)	(186)	289	(17)
Noncontrolling interest in the Operating Partnership	(159)	(93)	(487)	(719)
Preferred distributions - consolidated joint venture	—	—	(186)	(1,483)
Redemption of preferred equity - consolidated joint venture	—	(373)	(1,153)	—
Net income attributable to RLJ	34,683	27,266	127,842	188,643
Preferred dividends	(6,279)	(6,279)	(25,115)	(25,115)
Net income attributable to common shareholders	$28,404	$20,987	$102,727	$163,528
Basic per common share data:
Net income per share attributable to common shareholders	$0.17	$0.12	$0.59	$0.93
Weighted-average number of common shares	169,241,536	174,141,263	171,287,086	174,225,130
Diluted per common share data:
Net income per share attributable to common shareholders	$0.17	$0.12	$0.59	$0.93
Weighted-average number of common shares	169,376,667	174,194,141	171,388,476	174,316,405

Note:
The Statements of Comprehensive Income and corresponding notes to the consolidated financial statements can be found in the Company’s Annual Report on Form 10-K.

RLJ Lodging Trust
Reconciliation of Non-GAAP Measures
(Amounts in thousands, except per share data)
(unaudited)

Funds From Operations (FFO) Attributable to Common Shareholders and Unitholders

	For the three months ended December 31,		For the year ended December 31,
	2019	2018	2019	2018
Net income	$34,912	$27,918	$129,379	$190,862
Preferred dividends	(6,279)	(6,279)	(25,115)	(25,115)
Preferred distributions - consolidated joint venture	—	(373)	(186)	(1,483)
Redemption of preferred equity - consolidated joint venture	—	—	(1,153)	—
Depreciation and amortization	48,929	58,212	211,584	241,641
Impairment loss	13,500	—	13,500	—
(Gain) loss on sale of hotel properties, net	(16,572)	2,016	9,300	(30,941)
Noncontrolling interest in consolidated joint ventures	(70)	(186)	289	(17)
Adjustments related to consolidated joint ventures (1)	(74)	(74)	(298)	(307)
Adjustments related to unconsolidated joint ventures (2)	(355)	646	4,379	2,644
FFO	73,991	81,880	341,679	377,284
Transaction costs	438	(123)	1,211	2,057
Loss (gain) on extinguishment of indebtedness, net	214	14	214	(5,996)
Amortization of share-based compensation	2,751	2,529	11,459	12,251
Non-cash income tax (benefit) expense	(9,768)	413	(6,818)	6,584
Other expenses (3)	1,641	228	2,538	3,558
Adjusted FFO	$69,267	$84,941	$350,283	$395,738

Adjusted FFO per common share and unit-basic	$0.41	$0.49	$2.04	$2.26
Adjusted FFO per common share and unit-diluted	$0.41	$0.49	$2.03	$2.26

Basic weighted-average common shares and units outstanding (4)	170,014	174,915	172,060	174,999
Diluted weighted-average common shares and units outstanding (4)	170,149	174,968	172,161	175,090

Note:
(1) Includes depreciation and amortization expense allocated to the noncontrolling interest in the consolidated joint ventures.
(2) Includes our ownership interest in the depreciation and amortization expense and loss on sale of the unconsolidated joint ventures.
(3)  Represents income and expenses outside of the normal course of operations, including debt modification and extinguishment costs, hurricane-related costs that were not reimbursed by insurance, unrealized gains and losses on certain discontinued cash flow hedges, activist shareholder costs, executive transition costs, receipts of pre-merger employee tax credits, and non-cash changes to pre-merger insurance reserves.
(4)  Includes 0.8 million weighted-average operating partnership units for the three months ended December 31, 2019 and 2018, respectively, and 0.8 million and weighted-average operating partnership units for the years ended December 31, 2019 and 2018, respectively.

RLJ Lodging Trust
Reconciliation of Non-GAAP Measures
(Amounts in thousands)
(unaudited)

Earnings Before Interest, Taxes, Depreciation, and Amortization (EBITDA)

	For the three months ended December 31,		For the year ended December 31,
	2019	2018	2019	2018
Net income	$34,912	$27,918	$129,379	$190,862
Depreciation and amortization	48,929	58,212	211,584	241,641
Interest expense, net	18,877	21,319	82,575	96,752
Income tax (benefit) expense	(8,225)	941	(3,751)	8,793
Adjustments related to unconsolidated joint ventures (1)	620	773	2,799	3,152
EBITDA	95,113	109,163	422,586	541,200
(Gain) loss on sale of hotel properties, net	(16,572)	2,016	9,300	(30,941)
Impairment loss	13,500	—	13,500	—
(Gain) loss on sale of unconsolidated joint ventures (2)	(851)	—	2,075	—
EBITDAre	91,190	111,179	447,461	510,259
Transaction costs	438	(123)	1,211	2,057
Loss (gain) on extinguishment of indebtedness, net	214	14	214	(5,996)
Amortization of share-based compensation	2,751	2,529	11,459	12,251
Other expenses (3)	1,660	228	2,144	3,558
Adjusted EBITDA	96,253	113,827	462,489	522,129
General and administrative (4)	8,314	8,593	33,784	33,802
Other corporate adjustments (5)	84	1,354	2,182	2,478
Consolidated Hotel EBITDA	104,651	123,774	498,455	558,409
Pro forma adjustments - income from sold hotels	(2,058)	(17,820)	(47,777)	(106,876)
Pro forma Consolidated Hotel EBITDA	102,593	105,954	450,678	451,533
Pro forma adjustments - income from non-comparable hotels	—	—	—	—
Pro forma Hotel EBITDA	$102,593	$105,954	$450,678	$451,533

Note:
(1) Includes our ownership interest of the interest, depreciation, and amortization expense of the unconsolidated joint ventures.
(2) Includes our ownership interest in the loss on sale of the unconsolidated joint ventures associated with two resort hotel properties sold by the Company in Myrtle Beach, SC.
(3) Represents income and expenses outside of the normal course of operations, including debt modification and extinguishment costs, hurricane-related costs that were not reimbursed by insurance, activist shareholder costs, executive transition costs, receipts of pre-merger employee tax credits, and non-cash changes to pre-merger insurance reserves.
(4) Excludes amortization of share-based compensation and activist shareholder costs reflected in Adjusted EBITDA.
(5) Other corporate adjustments include property-level adjustments and certain revenues and expenses at corporate entities. These items include interest income, amortization of deferred management fees, key money amortization, ground rent amortization, legal fees, revenues and expenses associated with non-hotel properties, income (loss) from unconsolidated entities, internal lease rent expense, and other items.

RLJ Lodging Trust
Reconciliation of Non-GAAP Measures
(Amounts in thousands)
(unaudited)

Pro forma Hotel EBITDA Margin

	For the three months ended December 31,		For the year ended December 31,
	2019	2018	2019	2018
Total revenue	$347,074	$399,898	$1,566,192	$1,761,224
Pro forma adjustments - revenue from sold hotels	(4,864)	(59,623)	(145,553)	(358,664)
Other corporate adjustments / non-hotel revenue	(141)	(465)	(1,464)	(3,758)
Pro forma Hotel Revenue	$342,069	$339,810	$1,419,175	$1,398,802

Pro forma Hotel EBITDA	$102,593	$105,954	$450,678	$451,533

Pro forma Hotel EBITDA Margin	30.0%	31.2%	31.8%	32.3%

RLJ Lodging Trust
Consolidated Debt Summary
(Amounts in thousands)
(unaudited)

Loan	Base Term (Years)	Maturity (incl. extensions)	Floating / Fixed	Interest Rate (1)	Balance as of December 31, 2019 (2)
Secured Debt
Mortgage Loan - 1 hotel	10	Jun 2022	Fixed	5.25%	$30,760
Mortgage Loan - 2 hotels	10	Oct 2022	Fixed	4.95%	55,836
Mortgage Loan - 1 hotel	10	Oct 2022	Fixed	4.95%	32,095
Mortgage Loan - 1 hotel	10	Oct 2022	Fixed	4.94%	28,351
Mortgage Loan - 7 hotels	3	Apr 2024	Floating (3)	3.33%	200,000
Mortgage Loan - 3 hotels	5	Apr 2026	Floating (3)	2.88%	96,000
Mortgage Loan - 4 hotels	5	Apr 2026	Floating (3)(5)	3.38%	85,000
Weighted-Average / Secured Total				3.72%	$528,042

Unsecured Debt
Revolver (4)	4	May 2025	Floating	3.21%	$—
$150 Million Term Loan Maturing 2022	7	Jan 2022	Floating (3)	3.08%	150,000
$400 Million Term Loan Maturing 2023	5	Jan 2023	Floating (3)	3.78%	400,000
$225 Million Term Loan Maturing 2023	5	Jan 2023	Floating (3)	3.78%	225,000
$400 Million Term Loan Maturing 2025	5	May 2025	Floating (3)(5)	2.92%	400,000
Senior Unsecured Notes	10	Jun 2025	Fixed	6.00%	474,888
Weighted-Average / Unsecured Total				4.15%	$1,649,888

Weighted-Average / Gross Debt				4.04%	$2,177,930

Note:
(1) Interest rates as of December 31, 2019.
(2) Excludes the impact of fair value adjustments and deferred financing costs.
(3) The floating interest rate is hedged with an interest rate swap.
(4) As of December 31, 2019, there was $600.0 million of capacity on the revolver, which is charged an unused commitment fee of 0.25% annually.
(5) Reflects an interest rate swap of $83.8 million on the $85.0 million loan and $399.0 million on the $400.0 million term loan.

RLJ Lodging Trust
Pro forma Operating Statistics - Top 60 Assets
(unaudited)

Property	City/State	# of Rooms	Pro forma Consolidated Hotel EBITDA
Marriott Louisville Downtown	Louisville, KY	620	$16,398
The Knickerbocker New York	New York, NY	330	12,781
San Francisco Marriott Union Square	San Francisco, CA	401	11,921
Wyndham San Diego Bayside	San Diego, CA	600	10,823
Wyndham Boston Beacon Hill	Boston, MA	304	9,670
The Mills House Wyndham Grand Hotel	Charleston, SC	216	9,630
Courtyard Austin Downtown Convention Center	Austin, TX	270	9,439
Embassy Suites San Francisco Airport - Waterfront	Burlingame, CA	340	8,916
Wyndham New Orleans - French Quarter	New Orleans, LA	374	8,274
Embassy Suites Los Angeles - International Airport South	El Segundo, CA	349	8,200
Embassy Suites San Francisco Airport - South San Francisco	South San Francisco, CA	312	8,128
DoubleTree Grand Key Resort	Key West, FL	216	7,873
Embassy Suites Fort Lauderdale 17th Street	Fort Lauderdale, FL	361	7,633
Wyndham Philadelphia Historic District	Philadelphia, PA	364	7,338
Courtyard San Francisco	San Francisco, CA	166	7,230
Courtyard Portland City Center	Portland, OR	256	7,155
Embassy Suites Mandalay Beach - Hotel & Resort	Oxnard, CA	250	7,134
Courtyard Waikiki Beach	Honolulu, HI	403	6,856
Embassy Suites Tampa Downtown Convention Center	Tampa, FL	360	6,749
Residence Inn Palo Alto Los Altos	Los Altos, CA	156	6,729
Hilton Garden Inn San Francisco Oakland Bay Bridge	Emeryville, CA	278	6,525
Renaissance Pittsburgh Hotel	Pittsburgh, PA	300	6,495
Hyatt House Emeryville San Francisco Bay Area	Emeryville, CA	234	6,304
Embassy Suites Deerfield Beach - Resort & Spa	Deerfield Beach, FL	244	6,030
Wyndham Santa Monica At the Pier	Santa Monica, CA	132	5,986
Fairfield Inn & Suites Washington DC Downtown	Washington, DC	198	5,811
Hyatt House Santa Clara	Santa Clara, CA	150	5,699
DoubleTree Suites by Hilton Austin	Austin, TX	188	5,642
Courtyard Charleston Historic District	Charleston, SC	176	5,605
Hyatt House San Jose Silicon Valley	San Jose, CA	164	5,325
Wyndham Houston - Medical Center Hotel & Suites	Houston, TX	287	5,219
Courtyard Chicago Downtown Magnificent Mile	Chicago, IL	306	5,077
Residence Inn Bethesda Downtown	Bethesda, MD	188	5,043
Embassy Suites Milpitas Silicon Valley	Milpitas, CA	266	4,985
Embassy Suites Atlanta - Buckhead	Atlanta, GA	316	4,851
Hyatt Centric Midtown Atlanta	Atlanta, GA	194	4,825
Marriott Denver South @ Park Meadows	Lone Tree, CO	279	4,577
Homewood Suites Washington DC Downtown	Washington, DC	175	4,566
Hyatt House San Diego Sorrento Mesa	San Diego, CA	193	4,563
Embassy Suites Irvine Orange County	Irvine, CA	293	4,561
Residence Inn Austin Downtown Convention Center	Austin, TX	179	4,547
DoubleTree Metropolitan Hotel New York City	New York, NY	764	4,328
Embassy Suites Orlando - International Drive South/Convention Center	Orlando, FL	244	4,290
Embassy Suites Los Angeles Downey	Downey, CA	220	4,243
Hilton Garden Inn New Orleans Convention Center	New Orleans, LA	286	4,206
Embassy Suites Dallas - Love Field	Dallas, TX	248	4,131
Hilton Cabana Miami Beach	Miami Beach, FL	231	4,099
Embassy Suites Boston Waltham	Waltham, MA	275	4,049
Hyatt Place Washington DC Downtown K Street	Washington, DC	164	4,025
Residence Inn National Harbor Washington DC	Oxon Hill, MD	162	3,989
Embassy Suites Minneapolis - Airport	Bloomington, MN	310	3,855
Renaissance Fort Lauderdale Plantation Hotel	Plantation, FL	250	3,853
Hyatt House San Ramon	San Ramon, CA	142	3,841
Embassy Suites Miami - International Airport	Miami, FL	318	3,810
Renaissance Boulder Flatiron Hotel	Broomfield, CO	232	3,808
Embassy Suites Phoenix - Biltmore	Phoenix, AZ	232	3,669
Marriott Denver Airport @ Gateway Park	Aurora, CO	238	3,615
Hilton Garden Inn Los Angeles Hollywood	Los Angeles, CA	160	3,445
Wyndham Pittsburgh University Center	Pittsburgh, PA	251	3,423
Hyatt Place Fremont Silicon Valley	Fremont, CA	151	3,290
Top 60 Assets		16,266	365,082
Other (43 Assets)		6,311	85,596
Total Portfolio		22,577	$450,678
Note: For the trailing twelve months ended December 31, 2019. Results reflect 100% of the financial results of three consolidated joint ventures and exclude the Chateau LeMoyne-French Quarter New Orleans, which is an unconsolidated hotel. Amounts in thousands, except rooms. The information has not been audited and is presented only for comparison purposes.

RLJ Lodging Trust
Pro forma Operating Statistics
(unaudited)

For the three months ended December 31, 2019 and 2018

Top Markets	# of Hotels	Occupancy			ADR			RevPAR
		2019	2018	Var	2019	2018	Var	2019	2018	Var
Northern California	12	79.0%	80.4%	(1.8)%	$228.13	$222.84	2.4%	$180.18	$179.22	0.5%
Southern California	9	78.3%	78.0%	0.3%	164.23	171.55	(4.3)%	128.54	133.81	(3.9)%
South Florida	8	81.1%	81.4%	(0.3)%	169.33	169.12	0.1%	137.35	137.58	(0.2)%
New York City	5	92.7%	92.1%	0.6%	257.82	274.52	(6.1)%	239.06	252.92	(5.5)%
Washington, DC	5	77.6%	77.5%	0.0%	207.01	198.05	4.5%	160.54	153.53	4.6%
Chicago	13	68.0%	67.6%	0.6%	135.74	136.42	(0.5)%	92.26	92.19	0.1%
Houston	9	65.4%	66.2%	(1.1)%	133.16	140.41	(5.2)%	87.09	92.89	(6.2)%
Austin	3	74.3%	73.8%	0.7%	222.36	214.67	3.6%	165.23	158.47	4.3%
Louisville	2	64.9%	56.2%	15.5%	169.68	160.93	5.4%	110.21	90.51	21.8%
Denver	5	67.2%	63.8%	5.4%	133.67	136.57	(2.1)%	89.84	87.09	3.2%
Other	32	74.3%	73.7%	0.7%	162.57	164.26	(1.0)%	120.72	121.13	(0.3)%
Total	103	75.7%	75.2%	0.7%	$179.56	$181.72	(1.2)%	$135.87	$136.62	(0.5)%

Service Level	# of Hotels	Occupancy			ADR			RevPAR
		2019	2018	Var	2019	2018	Var	2019	2018	Var
Focused-Service	58	73.5%	74.0%	(0.6)%	$171.69	$171.45	0.1%	$126.27	$126.82	(0.4)%
Compact Full-Service	44	77.7%	77.2%	0.6%	185.47	189.66	(2.2)%	144.13	146.51	(1.6)%
Full-Service	1	67.4%	52.2%	29.1%	174.66	169.47	3.1%	117.64	88.42	33.0%
Total	103	75.7%	75.2%	0.7%	$179.56	$181.72	(1.2)%	$135.87	$136.62	(0.5)%

Chain Scale	# of Hotels	Occupancy			ADR			RevPAR
		2019	2018	Var	2019	2018	Var	2019	2018	Var
Upper Upscale	34	75.1%	73.5%	2.2%	$174.60	$176.23	(0.9)%	$131.06	$129.44	1.2%
Upscale	59	76.3%	76.3%	0.0%	178.12	180.70	(1.4)%	135.94	137.93	(1.4)%
Upper Midscale	8	70.2%	72.4%	(3.1)%	155.16	153.13	1.3%	108.98	110.94	(1.8)%
Other	2	83.7%	86.3%	(3.1)%	352.66	356.93	(1.2)%	295.15	308.12	(4.2)%
Total	103	75.7%	75.2%	0.7%	$179.56	$181.72	(1.2)%	$135.87	$136.62	(0.5)%

Flags	# of Hotels	Occupancy			ADR			RevPAR
		2019	2018	Var	2019	2018	Var	2019	2018	Var
Embassy Suites	21	76.5%	76.3%	0.3%	$166.99	$170.09	(1.8)%	$127.82	$129.85	(1.6)%
Courtyard	14	76.4%	75.7%	0.9%	182.87	180.19	1.5%	139.67	136.34	2.4%
Residence Inn	14	69.8%	71.8%	(2.7)%	166.53	163.23	2.0%	116.30	117.14	(0.7)%
Wyndham	8	76.0%	75.9%	0.2%	164.02	169.58	(3.3)%	124.71	128.74	(3.1)%
Hyatt House	7	80.7%	82.1%	(1.8)%	192.68	195.35	(1.4)%	155.44	160.41	(3.1)%
Marriott	5	71.1%	62.7%	13.3%	194.97	192.41	1.3%	138.58	120.66	14.9%
Fairfield Inn & Suites	5	70.7%	75.0%	(5.7)%	162.03	157.24	3.0%	114.61	117.96	(2.8)%
Hilton Garden Inn	5	71.0%	73.1%	(2.8)%	164.61	167.94	(2.0)%	116.94	122.69	(4.7)%
DoubleTree	4	91.3%	90.1%	1.4%	220.10	232.08	(5.2)%	201.05	209.16	(3.9)%
SpringHill Suites	3	65.1%	60.4%	7.7%	129.39	135.70	(4.6)%	84.24	82.01	2.7%
Hyatt Place	3	74.5%	71.5%	4.2%	178.35	184.54	(3.4)%	132.93	131.96	0.7%
Renaissance	3	70.6%	73.3%	(3.7)%	169.81	167.74	1.2%	119.93	122.98	(2.5)%
Hampton Inn	2	73.0%	71.7%	1.8%	145.99	146.19	(0.1)%	106.61	104.87	1.7%
Homewood Suites	2	74.9%	73.0%	2.6%	172.74	167.83	2.9%	129.39	122.52	5.6%
Hyatt	2	72.0%	74.7%	(3.6)%	197.24	196.16	0.5%	141.98	146.48	(3.1)%
Hilton	1	78.2%	75.5%	3.6%	173.52	185.12	(6.3)%	135.65	139.76	(2.9)%
Other	4	78.0%	79.1%	(1.4)%	288.42	299.28	(3.6)%	224.87	236.75	(5.0)%
Total	103	75.7%	75.2%	0.7%	$179.56	$181.72	(1.2)%	$135.87	$136.62	(0.5)%

Note: Results reflect 100% of the financial results of three consolidated joint ventures and exclude the Chateau LeMoyne-French Quarter New Orleans, which is an unconsolidated hotel. The information has not been audited and is presented only for comparison purposes.

RLJ Lodging Trust
Pro forma Operating Statistics
(unaudited)

For the year ended December 31, 2019 and 2018

Top Markets	# of Hotels	Occupancy			ADR			RevPAR
		2019	2018	Var	2019	2018	Var	2019	2018	Var
Northern California	12	84.1%	83.3%	0.9%	$237.97	$229.81	3.6%	$200.19	$191.52	4.5%
Southern California	9	83.3%	84.3%	(1.2)%	178.51	180.10	(0.9)%	148.71	151.84	(2.1)%
South Florida	8	82.3%	85.1%	(3.3)%	178.37	178.47	(0.1)%	146.82	151.93	(3.4)%
New York City	5	90.1%	90.1%	0.0%	230.65	235.99	(2.3)%	207.71	212.52	(2.3)%
Washington, DC	5	80.2%	80.9%	(0.9)%	208.72	205.50	1.6%	167.31	166.28	0.6%
Chicago	13	72.9%	70.8%	3.0%	138.96	143.23	(3.0)%	101.31	101.38	(0.1)%
Houston	9	69.4%	69.8%	(0.6)%	139.77	144.89	(3.5)%	96.96	101.10	(4.1)%
Austin	3	77.7%	74.3%	4.6%	221.85	218.27	1.6%	172.34	162.08	6.3%
Louisville	2	70.7%	57.8%	22.3%	176.08	170.70	3.2%	124.43	98.61	26.2%
Denver	5	73.4%	73.5%	(0.1)%	143.86	143.62	0.2%	105.56	105.51	0.1%
Other	32	77.2%	77.3%	(0.2)%	167.13	166.39	0.4%	129.01	128.70	0.2%
Total	103	79.0%	78.6%	0.4%	$182.96	$182.53	0.2%	$144.51	$143.55	0.7%

Service Level	# of Hotels	Occupancy			ADR			RevPAR
		2019	2018	Var	2019	2018	Var	2019	2018	Var
Focused-Service	58	77.7%	77.6%	0.1%	$175.24	$175.00	0.1%	$136.23	$135.86	0.3%
Compact Full-Service	44	80.4%	80.7%	(0.3)%	188.60	188.11	0.3%	151.65	151.73	(0.1)%
Full-Service	1	69.7%	53.5%	30.1%	184.51	181.54	1.6%	128.53	97.19	32.2%
Total	103	79.0%	78.6%	0.4%	$182.96	$182.53	0.2%	$144.51	$143.55	0.7%

Chain Scale	# of Hotels	Occupancy			ADR			RevPAR
		2019	2018	Var	2019	2018	Var	2019	2018	Var
Upper Upscale	34	78.0%	77.4%	0.8%	$184.10	$182.34	1.0%	$143.59	$141.15	1.7%
Upscale	59	79.9%	79.8%	0.1%	179.63	180.12	(0.3)%	143.49	143.75	(0.2)%
Upper Midscale	8	76.4%	75.2%	1.5%	159.95	160.62	(0.4)%	122.13	120.83	1.1%
Other	2	81.7%	81.0%	0.9%	297.55	296.90	0.2%	242.99	240.35	1.1%
Total	103	79.0%	78.6%	0.4%	$182.96	$182.53	0.2%	$144.51	$143.55	0.7%

Flags	# of Hotels	Occupancy			ADR			RevPAR
		2019	2018	Var	2019	2018	Var	2019	2018	Var
Embassy Suites	21	79.6%	80.4%	(1.0)%	$176.80	$176.24	0.3%	$140.67	$141.63	(0.7)%
Courtyard	14	79.6%	78.5%	1.3%	182.35	181.64	0.4%	145.09	142.67	1.7%
Residence Inn	14	75.1%	76.0%	(1.2)%	167.65	167.31	0.2%	125.95	127.23	(1.0)%
Wyndham	8	79.8%	79.4%	0.5%	171.47	172.78	(0.8)%	136.75	137.11	(0.3)%
Hyatt House	7	84.2%	85.9%	(2.0)%	202.75	199.33	1.7%	170.74	171.26	(0.3)%
Marriott	5	74.6%	67.2%	11.1%	206.87	201.00	2.9%	154.36	135.04	14.3%
Fairfield Inn & Suites	5	79.0%	78.3%	0.9%	166.01	165.14	0.5%	131.14	129.31	1.4%
Hilton Garden Inn	5	75.9%	76.2%	(0.3)%	169.12	170.63	(0.9)%	128.37	129.96	(1.2)%
DoubleTree	4	91.0%	90.2%	1.0%	205.39	210.81	(2.6)%	186.95	190.07	(1.6)%
SpringHill Suites	3	71.0%	68.8%	3.2%	138.62	137.99	0.5%	98.47	94.98	3.7%
Hyatt Place	3	77.0%	79.2%	(2.7)%	186.07	187.13	(0.6)%	143.32	148.17	(3.3)%
Renaissance	3	74.5%	77.3%	(3.7)%	170.62	169.02	0.9%	127.06	130.68	(2.8)%
Hampton Inn	2	76.1%	74.7%	1.9%	149.62	151.92	(1.5)%	113.85	113.45	0.4%
Homewood Suites	2	79.4%	77.5%	2.5%	180.34	178.27	1.2%	143.20	138.11	3.7%
Hyatt	2	77.4%	79.0%	(2.1)%	203.67	195.81	4.0%	157.66	154.78	1.9%
Hilton	1	75.1%	81.2%	(7.5)%	193.01	200.42	(3.7)%	145.01	162.79	(10.9)%
Other	4	76.1%	74.8%	1.7%	253.79	256.83	(1.2)%	193.10	192.21	0.5%
Total	103	79.0%	78.6%	0.4%	$182.96	$182.53	0.2%	$144.51	$143.55	0.7%

Note: Results reflect 100% of the financial results of three consolidated joint ventures and exclude the Chateau LeMoyne-French Quarter New Orleans, which is an unconsolidated hotel. The information has not been audited and is presented only for comparison purposes.